Fees Summary	Sep. 01, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 399,999,999
Previously Paid Amount	0.00
Total Fee Amount	55,240
Total Offset Amount	0.00
Net Fee	$ 55,240